DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Statutory Prospectuses dated April 29, 2012

On August 23, 2012, the Board of Trustees of Delaware VIP Trust voted to approve changes related to the Series’ investment policy in emerging markets debt securities. These changes will be effective sixty (60) days after the date of this Supplement.

The following information replaces the second paragraph in the section entitled, “WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?”:

The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 25% of the Series' total assets. We will limit non-U.S.-dollar-denominated securities to no more than 50% of net assets, but total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets.

The following information replaces the first paragraph in the section entitled, “HOW WE MANAGE THE SERIES – Emerging markets sector”:

The Series may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. As with the international sector, the fixed income securities in the emerging markets sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. In addition to the risks associated with investing in all foreign securities, emerging markets debt is subject to specific risks, particularly those that result from emerging markets generally being less stable, politically and economically, than developed markets. There is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid, and subject to greater price volatility than are developed markets. Investments in the emerging markets sector will, in the aggregate, be limited to no more than 25% of the Series’ total assets.

The following replaces the information in the section entitled, “HOW WE MANAGE THE SERIES – The risks of investing in the Series – Emerging markets risk”:

Emerging markets risk
The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Series strives to manage them: We may invest a portion of the Series’ assets in securities of issuers located in emerging markets. We cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, and other relevant factors. The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 25% of the Series’ total assets.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated August 28, 2012.